UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 4, 2014

Lincoln Educational Services Corporation
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51371	57-1150621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Executive Drive, Suite 340		07052
West Orange, New Jersey 07052		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 736-9340

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 4, 2014, Lincoln Educational Services Corporation (the “Company”) issued a press release announcing, among other things, its results of operations for the third quarter ended September 30, 2014.  A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto.  The information contained under this Item 2.02 in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  Furthermore, the information contained under this Item 2.02 in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release of Lincoln Educational Services Corporation dated November 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: November 4, 2014

	By:	/s/ Kenneth M. Swisstack
		Name:	Kenneth M. Swisstack
		Title:	General Counsel